OPPENHEIMER GLOBAL ALLOCATION FUND
N–SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Global Allocation Fund (the “Fund”) as series of Oppenheimer Quest For Value Funds (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  The following is a report of the votes cast:

Nominee/Proposal                                           For                                Withheld

Trustees

Brian F. Wruble                                           117,832,279                                3,528,580
David K. Downes                                        117,864,833                                3,496,026
Matthew P. Fink                                           117,832,516                                3,528,343
Edmund Giambastiani, Jr.                           117,847,727                                3,513,132
Phillip A. Griffiths                                        117,888,471                                3,472,388
Mary F. Miller                                              117,961,357                                3,399,502
Joel W. Motley                                            117,977,788                                3,383,071
Joanne Pace                                                  117,929,992                                3,430,868
Mary Ann Tynan                                        117,901,091                                3,459,768
Joseph M. Wikler                                        117,892,649                                3,468,210
Peter I. Wold                                                117,929,374                                3,431,485
William F. Glavin, Jr.                                   117,967,487                                3,393,373

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement.   The following is a report of the votes cast:

Proposal 2:
2a:  Proposal to revise the fundamental policy relating to borrowing
For                              Against                                Abstain
48,044,645                                1,792,980                                2,278,859

2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                              Against                                Abstain
48,107,593                                1,755,460                                2,253,430

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                              Against                                Abstain
47,872,241                                1,939,012                                2,305,231

2d:  Proposal to revise the fundamental policy relating to lending
For                              Against                                Abstain
48,003,653                                1,778,879                                2,333,953

2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                              Against                                Abstain
48,048,614                                1,768,999                                2,298,871

2f:  Proposal to revise the fundamental policy relating to senior securities
For                              Against                                Abstain
48,049,689                                1,718,280                                2,348,514

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                              Against                                Abstain
47,913,350                                1,937,752                                2,265,381

2r:  Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For                              Against                                Abstain
47,280,088                                2,533,009                                2,303,384

2s:  Proposal to approve a change in the Fund’s investment objective
For                              Against                                Abstain
47,839,068                                1,983,576                                2,293,840

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                              Against                                Abstain
80,715,870                                2,689,595                                4,875,652

OPPENHEIMER SMALL- & MID-CAP VALUE FUND – EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Small-& Mid-Cap Value Fund (the “Fund”) as series of Oppenheimer Quest For Value Funds (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  The following is a report of the votes cast:

Nominee/Proposal                                           For                                Withheld

Trustees

Brian F. Wruble                                           117,832,279                                3,528,580
David K. Downes                                        117,864,833                                3,496,026
Matthew P. Fink                                          117,832,516                                3,528,343
Edmund Giambastiani, Jr.                           117,847,727                                3,513,132
Phillip A. Griffiths                                        117,888,471                                3,472,388
Mary F. Miller                                              117,961,357                                3,399,502
Joel W. Motley                                            117,977,788                                3,383,071
Joanne Pace                                                 117,929,992                                3,430,868
Mary Ann Tynan                                        117,901,091                                3,459,768
Joseph M. Wikler                                        117,892,649                                3,468,210
Peter I. Wold                                                117,929,374                                3,431,485
                    William F. Glavin, Jr.
       117,967,487                                3,393,373

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement.   The following is a report of the votes cast:

2a:  Proposal to revise the fundamental policy relating to borrowing
For                              Against                                Abstain
15,358,137                                702,816                                2,001,293

2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                              Against                                Abstain
15,420,426                                659,124                                1,982,703

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                              Against                                Abstain
15,337,503                                724,023                                2,000,726

2d:  Proposal to revise the fundamental policy relating to lending
For                              Against                                Abstain
15,320,728                                708,287                                2,033,235

2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                              Against                                Abstain
15,396,589                                646,364                                2,019,297

2f:  Proposal to revise the fundamental policy relating to senior securities
For                              Against                                Abstain
15,354,274                                687,186                                2,020,791

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                              Against                                Abstain
15,364,698                                670,848                                2,026,706

2r:  Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For                              Against                                Abstain
14,902,264                                1,085,445                                2,074,544

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                              Against                                Abstain
80,715,870                                2,689,595                                4,875,652

OPPENHEIMER FLEXIBLE STRATEGIES FUND – EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Flexible Strategies Fund (the “Fund”) a series of Oppenheimer Quest For Value Funds (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) were approved as described in the Fund’s proxy statement dated April 12, 3012.  The following is a report of the votes cast:

Nominee/Proposal                                           For                                       Withheld

Trustees

Brian F. Wruble                                           117,832,279                                3,528,580
David K. Downes                                        117,864,833                                3,496,026
Matthew P. Fink                                          117,832,516                                3,528,343
Edmund Giambastiani, Jr.                           117,847,727                                3,513,132
Phillip A. Griffiths                                       117,888,471                                3,472,388
Mary F. Miller                                              117,961,357                                3,399,502
Joel W. Motley                                           117,977,788                                3,383,071
Joanne Pace                                                 117,929,992                                3,430,868
Mary Ann Tynan                                        117,901,091                                3,459,768
Joseph M. Wikler                                        117,892,649                                3,468,210
Peter I. Wold                                                117,929,374                                3,431,485
William F. Glavin, Jr.                                   117,967,487                                3,393,373

Proposal 2:  To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a:  Proposal to revise the fundamental policy relating to borrowing
For                                         Against                                Abstain
16,393,922                              817,074                                727,484

2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                                        Against                                Abstain
16,450,351                              769,065                                719,062

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                                        Against                                Abstain
16,390,364                              796,364                                751,749

2d:  Proposal to revise the fundamental policy relating to lending
For                                          Against                                Abstain
16,328,623                              881,838                                728,020

2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                                        Against                                Abstain
16,436,719                              777,981                                723,776

2f:  Proposal to revise the fundamental policy relating to senior securities
For                                         Against                                Abstain
16,374,958                              831,263                                732,258

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                                        Against                                Abstain
16,376,338                              819,621                                742,518

2q:  Proposal to remove miscellaneous fundamental policy relating to investment strategy restrictions
For                                         Against                                Abstain
16,363,071                              824,898                                750,511

2r:  Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For                                          Against                                Abstain
15,964,977                              1,196,985                                776,512

2s:  Proposal to approve a change in the Fund’s investment objective
For                                          Against                                Abstain
16,381,855                              868,828                                   687,795

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) was approved as described in the Fund’s Proxy Statement.   The following is a report of the votes cast:

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                                             Against                                Abstain
            80,715,870                                2,689,595                                4,875,652